Exhibit 99.2
A 24 - Week (12 - Week Extension) Trial of Pemvidutide in Subjects with Non - alcoholic Fatty Liver Disease (NAFLD) NASDAQ: ALT Stephen Harrison, MD, Lead Investigator 20 December 2022

Forward - looking statements Safe - Harbor Statement This presentation has been prepared by Altimmune, Inc .. ("we," "us," "our," "Altimmune" or the "Company") and includes certain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , including statements relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters, including without limitation, the timing of key milestones for our clinical assets, the timing of the data readouts of the NAFLD trials, the Phase 2 obesity clinical trial of pemvidutide, and the prospects for regulatory approval, commercializing or selling any product or drug candidates .. In addition, when or if used in this press release, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to the Company may identify forward - looking statements .. The Company cautions that these forward - looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time .. Important factors that may cause actual results to differ materially from the results discussed in the forward looking statements or historical experience include risks and uncertainties, including risks relating to : potential impacts from the ongoing conflict in Ukraine and the COVID - 19 pandemic, such as delays in regulatory review, manufacturing and supply chain interruptions, access to clinical sites, enrollment, adverse effects on healthcare systems and disruption of the global economy ; the impact of liver fat content and demographics in the Phase 1 b NAFLD study on the success of future trials ; the reliability of the results of studies relating to human safety and possible adverse effects resulting from the administration of the Company’s product candidates ; the Company’s ability to manufacture clinical trial materials on the timelines anticipated ; and the success of future product advancements, including the success of future clinical trials .. Further information on the factors and risks that could affect the Company's business, financial conditions and results of operations are contained in the Company’s filings with the U .. S .. Securities and Exchange Commission, including under the heading “Risk Factors” in the Company’s annual report on Form 10 - K for the fiscal year ended December 31 , 2021 and our other filings with the SEC, which are available at www .. sec .. gov .. 2

Pemvidutide NAFLD Extension Trial Design • 83 subjects who completed the 12 - week Phase 1b NAFLD trial were invited to participate, to receive a total of 24 weeks of treatment • 12 - week extension trial of pemvidutide in subjects with non - alcoholic fatty liver disease (NAFLD) 3 • 66 subjects consented to rollover, of whom 64 were eligible to participate Screening placebo weekly 1.8 mg weekly 2.4 mg weekly 1.2 mg weekly 4 - week titration Randomization Week 0 Phase 1b NAFLD trial NAFLD extension trial 12 weeks 12 weeks Week 12 Week 24

Study Population — Key Eligibility Criteria Subjects needed to have completed dosing in the 12 - week Phase 1b NAFLD trial and met the following criteria at parent trial entry: • Men and women, ages 18 - 65 years • BMI ≥ 28 kg/m 2 • NAFLD, defined as liver fat content (LFC) by MRI - PDFF ≥ 10% • Absence of significant fibrosis, defined as FibroScan ® LSM < 10kPa • Non - diabetes OR diabetes if: • Stable dose (≥ 3 months) metformin or SLGT - 2 therapy AND • No use of insulin, sulfonylureas, DPP - 4, GLP - 1 treatment • HbA1c < 9.5% • Alanine aminotransferase (ALT) and aspartate aminotransferase (AST) laboratory values ≤ 75 IU/L 4

Study Endpoints Efficacy • Primary Endpoint: • Reduction in liver fat content (LFC) by MRI - PDFF at Week 24 compared to Week 0 • Key Secondary Endpoints: • Liver inflammation by serum alanine aminotransferase (ALT) levels and corrected T1 (cT1) imaging at Week 24 compared to Week 0 • Percent (%) weight loss at Week 24 compared to Week 0 Safety • Adverse events (AEs) • Serious and severe AEs • AEs leading to discontinuation • GI tolerability • Vital signs • Glycemic control (fasting glucose, HbA1c) 5

Study Disposition Placebo n = 24 Pemvi 1.2 mg n = 23 Pemvi 1.8 mg n = 23 Pemvi 2.4 mg n = 24 Completed treatment n = 24 Completed treatment n = 21 Completed treatment n = 20 Completed treatment n = 18 Placebo n = 19 Pemvi 1.2 mg n = 16 Pemvi 2.4 mg n = 14 Pemvi 1.8 mg n = 15 Declined 5 Declined 6 Completed treatment n = 18 Completed treatment n = 14 Completed treatment n = 11 Completed treatment n = 13 Withdrew consent 1 Adverse event 2 Adverse event 1 Withdrew consent 2 Phase 1b NAFLD n = 94 Extension Study n = 64 6 Prohibited med 1 Hyperglycemia 1 Declined 4 Screen failure 1 Declined 2 Screen Failure 1 Reasons for withdrawal of consent: Work conflicts (2), family obligations (1) Completed treatment n = 83 Completed treatment n = 56 Declined or screen failed n = 19

Baseline Characteristics of Extension Study Participants Characteristic Treatment Placebo (n = 19) 1.2 mg (n=16) 1.8 mg (n=15) 2.4 mg (n=14) Age, years mean (SD) 49.0 (15) 48.6 (11) 49.9 (10) 48.4 (8) Gender female, n (%) 11 (57.9%) 7 (43.8%) 8 (53.3%) 8 (57.1%) Race white, n (%) 17 (89.5%) 14 (87.5%) 13 (86.7%) 14 (100%) other, n (%) 2 (10.5%) 2 (12.5%) 2 (13.3%) 0 (0.0%) Ethnicity Hispanic, n (%) 11 (57.9%) 15 (93.8%) 12 (80.0%) 9 (64.3%) not Hispanic, n (%) 8 (42.1%) 1 (6.3%) 3 (20.0%) 5 (35.7%) BMI , kg/m 2 mean (SD) 37.1 (4.9) 36.7 (6.1) 36.0 (3.8) 37.0 (5.3) Body weight , kg mean (SD) 104.4 (21.2) 101.4 (16.3) 100.9 (13.2) 107.4 (17.2) Diabetes status T2D, n (%) 5 (26.3%) 3 (18.8%) 6 (40.0%) 3 (21.4%) Liver fat content (LFC) , % mean (SD) 24.0 (9.6) 20.1 (7.7) 23.9 (7.4) 20.5 (6.5) ALT , IU/L mean (SD) 41.0 (21.3) 32.4 (14.2) 35.3 (13.0) 39.6 (26.6) Blood pressure , mm Hg systolic, mean (SD) 122.7 (10.3) 128.6 (16.0) 123.8 (17.4) 127.6 (9.9) diastolic, mean (SD) 79.4 (6.0) 79.4 (9.5) 77.0 (10.9) 82.4 (8.7) 7 Baseline is defined as Week 0 of the Phase 1b NAFLD trial

Robust Reduction in Liver Fat Content by MRI - PDFF at Week 24 8 Absolute Reduction Relative Reduction *** p < 0.001 vs. placebo, (ANCOVA) Comparison to Week 0 (Baseline) of the Phase 1b NAFLD trial, LS mean ± SE

9 Robust Reduction in Liver Fat Content by MRI - PDFF — Responder Analyses at Week 24 Comparison to Week 0 (Baseline) of the Phase 1b NAFLD trial; CMH, Cochran - Mantel - Haenszel 30% Reduction 50% Reduction Normalization (≤5% LFC) * p < 0.05 ** p < 0.005 *** p < 0.001 **** p < 0.0001 vs. placebo (CMH)

10 Marked Reduction of Liver Fat Content by MRI - PDFF at Week 24 Pemvidutide 1.8 mg MRI - PDFF Baseline 32.3% Week 24 1.7% This reduction was accompanied by a 38.1% decrease in liver volume

Robust Reduction in Liver Volume by MRI - PDFF at Week 24 11 * p < 0.05 *** p < 0.001 vs. placebo, (ANCOVA) Comparison to Week 0 (Baseline) of the Phase 1b NAFLD trial, LS mean ± SE Absolute Reduction Relative Reduction

Robust Reduction of Serum ALT at Week 24 BIOMARKER OF LIVER INFLAMMATION 12 Comparison to Week 0 (Baseline) of the Phase 1b NAFLD trial; MMRM, mixed model with repeated measures, LS mean ± SE All Subjects Subjects w/ Baseline ALT ≥ 30 IU/L * p < 0.05 ** p < 0.005 vs. placebo (MMRM)

High Rates of cT 1 Response at Week 24 RESPONSE DEFINED AS AN 80 ms REDUCTION IN c T1 FROM BASELINE 13 Comparison to Week 0 (Baseline) of the Phase 1b NAFLD trial; 1 Dennis A, Front Endocrinol 2021; 2 Jayaswal, A. Liver Int 2020; 3 Roca - Fernandez A, MedRxiv 2022; * p < 0.05 ** p < 0.005 vs. placebo (Fisher’s Exact Test) • 80ms reduction in cT1 has been associated with a 2 - point reduction of NASH Activity Score (NAS) 1 • Elevated cT1 levels have been associated with increased risk of major adverse cardiac events (MACE) and major adverse liver outcomes (MALO) 2,3

14 ** p < 0.005 *** p < 0.001 vs. placebo (MMRM) Comparison to Week 0 (Baseline) of the Phase 1b NAFLD trial; MMRM, mixed model with repeated measures, LS mean ± SE Continued Weight Loss at Week 24 — Efficacy Estimand DIFFERENTIATES PEMVIDUTIDE FROM NASH DRUGS WITH COMPARABLE LEVELS OF LIVER FAT REDUCTION Non - diabetes Diabetes All Subjects

15 Changes in Serum Lipids at Week 24 Characteristic Treatment Placebo (n = 19) 1.2 mg (n=16) 1.8 mg (n=15) 2.4 mg (n=14) Total cholesterol, mean (SD) Baseline mg/dL 181.4 (35.7) 184.1 (46.8) 196.8 (38.6) 187.2 (36.0) Week 24 mg/dL 169.4 (44.1) 170.9 (40.1) 173.2 (23.7) 162.0 (33.1) LDL cholesterol, mean (SD) Baseline mg/dL 97.8 (37.1) 95.5 (38.9) 110.6 (36.4) 104.8 (29.6) Week 24 mg/dL 94.7 (43.7) 95.9 (31.8) 98.6 (26.1) 95.5 (30.9) HDL cholesterol, mean (SD) Baseline mg/dL 47.2 (7.3) 43.3 (10.2) 45.6 (8.4) 47.2 (6.7) Week 24 mg/dL 44.9 (7.7) 42.2 (8.9) 41.4 (4.1) 43.3 (6.7) Triglycerides, mean (SD) Baseline mg/dL 182.5 (96.3) 232.1 (127.2) 217.0 (102.0) 209.9 (146.1) Week 24 mg/dL 148.8 (78.9) 190.4 (177.0) 167.4 (94.5) 115.1 (37.6) Baseline refers to Week 0 of the Phase 1b NAFLD trial

Improvements in Blood Pressure without Clinically Meaningful Increases in Heart Rate at Week 24 16 Heart Rate Blood Pressure Comparison to Week 0 (Baseline) of the Phase 1b NAFLD trial; MMRM, mixed model with repeated measures, LS mean ± SE * p < 0.05 vs. placebo (MMRM) *

Characteristic Treatment Placebo (n = 19) 1.2 mg (n=16) 1.8 mg (n=15) 2.4 mg (n=14) Serious or severe AEs n (%) 1 (5.3%) 1 (6.3%) 1 (6.7%) 0 (0.0%) AEs leading to treatment discontinuation n (%) 0 (0.0%) 2 (12.5%) 1 (6.7%) 0 (0.0%) Nausea Mild n (%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 1 (7.1%) Moderate n (%) 0 (0.0%) 0 (0.0%) 3 (20.0%) 0 (0.0%) Vomiting Mild n (%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) Moderate n (%) 0 (0.0%) 0 (0.0%) 0 (0.0%) 0 (0.0%) Diarrhea Mild n (%) 1 (5.3%) 0 (0.0%) 1 (6.7%) 0 (0.0%) Moderate n (%) 0 (0.0%) 1 (6.3%) 0 (0.0%) 0 (0.0%) Constipation Mild n (%) 0 (0.0%) 0 (0.0%) 1 (6.7%) 0 (0.0%) Moderate n (%) 1 (5.3%) 1 (6.3%) 0 (0.0%) 0 (0.0%) 17 Safety Overview — AEs During 12 - Week Extension Study The serious and severe AEs were the same events: 1) chest pain post elective coronary stent placement (placebo), 2) Salmonell a i nfection (pemvi 1.2 mg), and 3) hypertension >3 weeks post last dose of study medication (pemvi 1.8 mg), all unrelated to study medication, with only the Salmonella infection leading to treatment discontinuation. The other AEs leading to treatment discontinuation were mild (Grade 1) abdominal pain i n 2 subjects. No significant ALT elevations were reported.

Glycemic Control at Week 24 18 Characteristic Treatment Placebo 1.2 mg 1.8 mg 2.4 mg NON - DIABETES N=14 N=13 N=9 N=11 Fasting glucose Baseline, mg/dL mean (SD) 96.2 (12.4) 99.4 (11.9) 96.0 (12.4) 99.3 (13.6) Week 24, mg/dL mean (SD) 93.3 (12.1) 99.1 (13.1) 96.9 (12.5) 98.4 (24.5) HbA1c Baseline, % mean (SD) 5.8 (0.2) 5.7 (0.3) 5.7 (0.2) 5.5 (0.4) Week 24, % mean (SD) 5.7 (0.3) 5.8 (0.3) 5.8 (0.3) 5.6 (0.3) DIABETES N=5 N=3 N=6 N=3 Fasting glucose Baseline, mg/dL mean (SD) 111.5 (19.2) 132.1 (28.2) 120.2 (37.1) 147.4 (40.4) Week 24, mg/dL mean (SD) 109.4 (14.8) 123.4 (50.8) 109.0 (13.1) 75.5 (29.0) HbA1c Baseline, % mean (SD) 6.1 (0.6) 7.8 (1.4) 6.4 (0.5) 6.8 (1.3) Week 24, % mean (SD) 6.4 (1.1) 7.4 (2.3) 6.4 (0.3) 6.3 (1.3) Baseline refers to Week 0 of the Phase 1b NAFLD trial

Summary and Conclusions • Greater than 75% relative liver fat reduction at 24 weeks, better than or equal to the effects of other leading NASH candidates • Significant reductions and normalization in serum ALT and improvement in cT1 point to potent effects in NASH clinical trials • Non - diabetes — continued weight loss, achieving 7.2% at pemvidutide 1.8 mg at Week 24 • Diabetes — achieved 5.3% weight loss at pemvidutide 1.8 mg at Week 24 Liver fat reduction Weight loss • Low rates of AEs leading to treatment discontinuation, no serious/severe AEs related to pemvidutide • Cardioprotective reductions in blood pressure without increases in heart rate • Glycemic control maintained with trends toward improvements in fasting glucose and HbA1c in subjects with diabetes • No clinically significant ALT elevations Safety and tolerability 19

NASDAQ: ALT Questions pertaining to this presentation: Rich Eisenstadt, CFO reisenstadt@altimmune.com